                                                                  EXHIBIT (a)(2)

                             LETTER OF TRANSMITTAL
                                      to
                         Tender Shares of Common Stock
          (Including the Associated Preferred Share Purchase Rights)
                                      of
                          Wynn's International, Inc.

                       Pursuant to the Offer to Purchase
                              dated June 22, 2000
                                      by
                               WI Holding Inc.,
                         a wholly owned subsidiary of
                          Parker-Hannifin Corporation


     THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW
      YORK CITY TIME, ON THURSDAY, JULY 20, 2000, UNLESS THE OFFER IS
                                 EXTENDED.
                       The Depositary for the Offer is:
                              National City Bank
         By Mail:                                        By Hand/Overnight
                                                             Delivery:
                                                        National City Bank,
   National City Bank,                                       Depositary
        Depositary                                        Corporate Trust
      P.O. Box 94720                                         Operations
  Cleveland, Ohio 44101-                              Third Floor--North Annex
           4720                                        4100 West 150th Street
                                                       Cleveland, Ohio 44135-
                                                                1385
                           By Facsimile Transmission
                                (For Eligible
                             Institutions Only):
                                (216) 252-9163

                 Confirm Facsimile Transmission by Telephone:
                                (800) 622-6757

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be completed by stockholders either if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if tenders of Shares are to be made by book-entry transfer to an account maintained by National City Bank (the "Depositary") at The Depository Trust Company ("DTC") (the "Book-Entry Transfer Facility"), pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Stockholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders."

  Holders of Shares whose certificates for such Shares (the "Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or who cannot complete the procedures for book-entry transfer on a timely basis and who wish to tender their shares, must do so according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2.

           DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY
                DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

NOTE: SIGNATURES MUST BE PROVIDED ON THE INSIDE AND REVERSE BACK COVER. PLEASE
      READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

[_]CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN
   ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
  Name of Tendering Institution: _____________________________________________

  Account Number: ____________________________________________________________

  Transaction Code Number: ___________________________________________________

[_]CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
   DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

  Name(s) of Registered Holder(s): ___________________________________________

  Window Ticket Number (if any): _____________________________________________

  Date of Execution of Notice of Guaranteed Delivery: ________________________

  Name of Institution which Guaranteed Delivery: _____________________________

                        DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------

  Name(s) and Address(es) of
     Registered Holder(s)
  (Please Fill in, if Blank,                 Share Certificate(s) and
 Exactly as Name(s) Appear(s)                    Share(s) Tendered
   on Share Certificate(s))           (Attach Additional List, if Necessary)
--------------------------------------------------------------------------------
                                                   Total Number
                                                     of Shares
                                                  Represented by        Number
                               Share Certificate       Share           of Shares
                                  Number(s)*      Certificate(s)*     Tendered**
                               -------------------------------------------------

                               -------------------------------------------------

                               -------------------------------------------------

                               -------------------------------------------------

                               -------------------------------------------------

                               -------------------------------------------------

                                 Total Shares
--------------------------------------------------------------------------------

  * Need not be completed by Book-Entry Stockholders.
 ** Unless otherwise indicated it will be assumed that all Shares represented by Share Certificates delivered to the Depositary are being tendered. See Instruction 4.

Ladies and Gentlemen:

  The undersigned hereby tenders to WI Holding Inc. ("Merger Sub"), a Delaware corporation and a wholly owned subsidiary of Parker-Hannifin Corporation, an Ohio corporation (the "Purchaser"), the above-described shares of common stock, par value $0.01 per share, including the associated preferred share purchase rights (the "Shares"), of Wynn's International, Inc., a Delaware corporation (the "Company"), pursuant to Merger Sub's offer to purchase all outstanding Shares at a price of $23.00 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated June 22, 2000 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which collectively, together with the Offer to Purchase and any amendments or supplements hereto or thereto, constitute the "Offer"). The undersigned understands that Merger Sub reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its subsidiaries or affiliates the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

  Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns, and transfers to, or upon the order of, Merger Sub all right, title and interest in and to all Shares that are being tendered hereby and all dividends or distributions (including, without limitation, the issuance of additional Shares pursuant to a stock dividend or stock split, the issuance of other securities, the issuance of rights for the purchase of any securities, or any cash dividends) that are declared, paid or distributed in respect of such Shares by the Company on or after the date of the Offer to Purchase and are payable or distributable to stockholders of record on a date prior to the transfer into the name of Merger Sub or its nominees or transferees on the Company's stock transfer records of the Shares purchased pursuant to the Offer (collectively "Distributions"), and constitutes and irrevocably appoints the Depositary the true and lawful agent, attorney-in-fact and proxy of the undersigned to the full extent of the undersigned's rights with respect to such Shares (and all Distributions) with full power of substitution (such power of attorney and proxy being deemed to be an irrevocable power coupled with an interest), to
(a) deliver Share Certificates evidencing such Shares (and all Distributions), or transfer ownership of such Shares (and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Merger Sub upon receipt by the Depositary, as the undersigned's agent, of the purchase price, (b) present such Shares (and all Distributions) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all Distributions), all in accordance with the terms of the Offer.

  The undersigned hereby irrevocably appoints designees of Merger Sub, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his or her substitute shall, in his or her sole discretion, deem proper, and otherwise act (by written consent or otherwise) with respect to all Shares tendered hereby which have been accepted for payment by Merger Sub prior to the time of such vote or action (and all Distributions) which the undersigned is entitled to vote at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned meeting), or by written consent in lieu of such meeting, or otherwise. This power of attorney and proxy is coupled with an interest in the Shares and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Merger Sub in accordance with the terms of the Offer. Such acceptance for payment shall revoke, without further action, any other power of attorney or proxy granted by the undersigned at any time with respect to such Shares (and all Distributions) and no subsequent powers of attorney or proxies will be given (and if given will be deemed not to be effective) with respect thereto by the undersigned. The undersigned understands that Merger Sub reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Merger Sub's acceptance for payment of such Shares, Merger Sub is able to exercise full voting rights with respect to such Shares (and all Distributions), including voting at any meeting of stockholders.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and all Distributions) and that when the same are accepted for payment by Merger Sub, Merger Sub will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Merger Sub to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and all Distributions). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Merger Sub any and all other Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, Merger Sub shall be entitled to all rights and privileges as owner of such Distributions and may withhold the entire purchase price or deduct from the purchase price of Shares tendered hereby the amount or value thereof, as determined by Merger Sub in its sole discretion.

  No authority herein conferred or herein agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal and personal representatives, successors and assigns of the undersigned. Tenders of Shares pursuant to the Offer are irrevocable, except that Shares tendered pursuant to the Offer may be withdrawn at any time on or prior to the Expiration Date.

  The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Merger Sub upon the terms and subject to the conditions of the Offer.

  Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any Share Certificates not tendered or accepted for payment in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any Share Certificates not tendered or accepted for payment (and accompanying documents as appropriate) to the undersigned at the address shown below the undersigned's signature. In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price and/or return any Share Certificates not tendered or accepted for payment in the name(s) of, and deliver said check and/or return certificates to, the person or persons so indicated. Stockholders tendering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting such account maintained at the Book-Entry Transfer Facility as such stockholder may designate by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that Merger Sub has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if Merger Sub does not accept for payment any of such Shares.

 SPECIAL PAYMENT INSTRUCTIONS (See           SPECIAL DELIVERY INSTRUCTIONS
    Instructions 1, 5, 6 and 7)             (See Instructions 1, 5, 6 and 7)
                                            To be completed ONLY if the
  To be completed ONLY if the              check for the purchase price of
 check for the purchase price of           Shares and/or Share Certificates
 Shares and/or Share Certificates          evidencing Shares not tendered or
 evidencing Shares not tendered or         not purchased are to be sent to
 not purchased are to be issued in         someone other than the under-
 the name of someone other than            signed, or to the undersigned at
 the undersigned, or if Shares             an address other than that desig-
 tendered by book-entry transfer           nated on the front cover.
 which are not purchased are to be
 returned by credit to an account          Mail check and/or certificates
 maintained at the Book-Entry              to:
 Transfer Facility other than that
 designated on the front cover.            Name: ____________________________
                                                     (Please Print)
 Issue check and/or certificates           Address: _________________________
 to:
                                           __________________________________
 Name: ____________________________                (Include Zip Code)
           (Please Print)
 Address: _________________________        __________________________________
                                              (Taxpayer Identification or
 __________________________________               Social Security No.)
         (Include Zip Code)
 __________________________________
   (Tax Identification or Social
           Security No.)

     (See Substitute Form W-9)

 Credit unpurchased Shares ten-
 dered by book-entry transfer to
 the Book-Entry Transfer Facility
 account set forth below:
       -       -
 __________________________________
          (Account Number)

                              IMPORTANT--SIGN HERE
                     (Please complete Substitute Form W-9)
 X .....................................................
 X .....................................................
                  Signature(s) of Owner(s)
 Dated: .....................

 (Must be signed by the registered holder(s) exactly as
 name(s) appear(s) on the Share Certificate(s) or on a
 security position listing or by person(s) authorized
 to become registered holder(s) by certificates and
 documents transmitted herewith. If signature is by
 trustees, executors, administrators, guardians,
 attorneys-in-fact, officers of corporations or others
 acting in a fiduciary or representative capacity,
 please provide the necessary information. See
 Instruction 5.)
 Name(s): ..............................................
 .......................................................
                       (Please Print)
 Capacity (full title): ................................

 Address: ..............................................
                     (Include Zip Code)
 Area Code and Telephone Number: .......................
 Tax Identification or Social Security No.: ............

                           (See Substitute Form W-9)

                           GUARANTEE OF SIGNATURE(S)
                    (If Required--See Instructions 1 and 5)
 Authorized Signature: .................................

 Name (Please print): ..................................
 Name of Firm: .........................................

 Address: ..............................................
                     (Include Zip Code)
 Area Code and Telephone Number: .......................
 Dated: ..............., 2000

                                 INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Offer

  1. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of the Shares tendered herewith, unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the inside front cover hereof or (ii) if such Shares are tendered for the account of a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program (an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

  2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in
Section 3 of the Offer to Purchase. Share Certificates, or timely confirmation of a book-entry transfer (a "Book-Entry Confirmation") of such Shares into the Depositary's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date. Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedures for delivery by book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Merger Sub, must be received by the Depositary on or prior to the Expiration Date; and (iii) the Share Certificates (or a Book-Entry Confirmation) representing all tendered Shares, in proper form for transfer together with a properly completed and duly executed Letter of Transmittal (or a facsimile hereof), with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three NYSE trading days after the date of execution of such Notice of Guaranteed Delivery. A "NYSE trading day" is any day on which The New York Stock Exchange is open for business. If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal (or facsimile hereof) must accompany each such delivery.

  THE METHOD OF DELIVERY OF SHARE CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal or facsimile hereof, waive any right to receive any notice of the acceptance of their Shares for payment.

  3. Inadequate Space. If the space provided under "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

  4. Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer). If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, new Share Certificate(s) for the remainder of the Shares that were evidenced by the old Share Certificate(s) will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box marked "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Share Certificate(s) without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Share Certificates.

  If this Letter of Transmittal or any Share Certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Merger Sub of their authority so to act must be submitted.

  When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made to or Share Certificates for Shares not tendered or purchased are to be issued in the name of a person other than the registered owner(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares listed, the Share Certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner(s) appear(s) on the certificates. Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

  6. Stock Transfer Taxes. Except as set forth in this Instruction 6, Merger Sub will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Share Certificates for Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price received by such holder(s) pursuant to this Offer (i.e., such purchase price will be reduced) unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the share certificates listed in this Letter of Transmittal.

  7. Special Payment and Delivery Instructions. If (i) a check is to be issued in the name of and/or (ii) Share Certificates for unpurchased Shares are to be returned to a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown on the front cover hereof, the appropriate boxes on this Letter of Transmittal should be completed. Book-Entry Stockholders may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such Book-Entry Stockholder may designate hereon. If no such instructions are given, such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above. See Instruction 1.

  8. Requests for Assistance or Additional Copies. Requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below. Requests for additional copies of the Offer to Purchase, the Letter of Transmittal and other tender offer materials may be directed to the Information Agent or to brokers, dealers, commercial banks or trust companies.

  9. 31% Backup Withholding; Substitute Form W-9. Under U.S. Federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Depositary is not provided with the correct TIN, or an adequate basis for exemption, the Internal Revenue Service may subject the stockholder or other payee to a $50 penalty, and the gross proceeds of any payments that are made to such stockholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

  Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

  If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

  To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing a Substitute Form W-9 certifying (i) that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and (ii) that (a) such stockholder is exempt from backup withholding or (b) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

  Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder must enter its correct TIN in Part 1 of Substitute Form W-9, write "Exempt" in Part 2 of such form, and sign and date the form. See the enclosed Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9 (the "W-9 Guidelines") for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8, "Certificate of Foreign Status" signed under penalties of perjury attesting to such exempt status. Such forms may be obtained from the Payor.

  If you do not have a TIN, consult the W-9 Guidelines for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If you do not provide your TIN to the Payor within 60 days, backup withholding will begin and continue until you furnish your TIN to the Payor. Note: Writing "applied for" on the form means that you have already applied for a TIN or that you intend to apply for one in the near future.

  The stockholder is required to give the Depositary the TIN of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

  10. Lost, Destroyed or Stolen Certificates. If any Share Certificate(s) has been lost, destroyed or stolen, the stockholder should promptly notify the Company's transfer agent, ChaseMellon Shareholder Services for assistance. The address is P.O. Box 3317, Hackensack, New Jersey 07606. The phone number is (800) 756-3353. The stockholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Share Certificates have been followed.

  Important: This Letter of Transmittal (or a facsimile copy hereof) or an agent's message together with Share Certificates or confirmation of Book-Entry Transfer or a properly completed and duly executed Notice of Guaranteed Delivery and all other required documents must be received by the Depositary on or prior to the Expiration Date.

          TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS OF SECURITIES
                              (See Instruction 9)

                       PAYOR'S NAME: NATIONAL CITY BANK

 SUBSTITUTE             Part 1--PLEASE PROVIDE YOUR
                        TIN IN THE BOX AT RIGHT AND    TIN
 FORM W-9               CERTIFY BY SIGNING AND            --------------------
                        DATING BELOW.                  (Social Security Number
                                                             OR Employer

                                                       Identification Number)

                       ---------------------------------------------------------
                       Part 2--For payees exempt from backup withholding
                       (see instructions)
                       ---------------------------------------------------------
 Department of         Part 3--Certifications--Under penalties of perjury, I
 the Treasury          certify that:
 Internal
 Revenue               (1) The number shown on this form is my correct
 Service Taxpayer Identification Number (or I am waiting for a number to be issued to me) and

                       (2) I am not subject to backup withholding either
                           because: (a) I am exempt from backup withholding,
                           or (b) I have not been notified by the Internal
                           Revenue Service (the "IRS") that I am subject to
                           backup withholding as a result of failure to
                           report all interest or dividends, or (c) the IRS
 Payor's Request for       has notified me that I am no longer subject to
 Taxpayer                  backup withholding.
 Identification        ---------------------------------------------------------
 Number ("TIN") and    Signature                         Date
 Certification
--------------------------------------------------------------------------------
You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.


    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR"
                       IN PART 1 OF SUBSTITUTE FORM W-9.
--------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor within 60 days, 31% of all reportable payments made to me will be withheld.

 ____________________________________    ____________________________________
 Signature                               Date
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
     WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

  Facsimile copies of the Letter of Transmittal, properly completed and duly executed, will be accepted. The Letter of Transmittal, Share Certificates and any other required documents should be sent or delivered by each stockholder of the Company or such stockholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below:

                       The Depositary for the Offer is:

                              National City Bank

         By Mail:                                        By Hand/Overnight
                                                             Delivery:


    National City Bank, Depositary
                                             National City Bank, Depositary
--------------------------------------    -------------------------------------
            P.O. Box 94720                     Corporate Trust Operations
--------------------------------------    -------------------------------------
      Cleveland, Ohio 44101-4720                Third Floor--North Annex
--------------------------------------    -------------------------------------
                                                 4100 West 150th Street
                                          -------------------------------------
                                               Cleveland, Ohio 44135-1385
                                          -------------------------------------

                           By Facsimile Transmission
                       (For Eligible Institutions Only):
                                (216) 252-9163
                        ------------------------------
                 Confirm Facsimile Transmission by Telephone:
                                (800) 622-6757
                        ------------------------------

  Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers listed below. Additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished promptly at Merger Sub's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                        [LOGO OF GEORGESON SHAREHOLDER]
                          17 State Street, 10th Floor
                           New York, New York 10004
                          (800) 223-2064 (Toll Free)

                           Banks and Brokerage Firms
                             please call collect:
                                (212) 440-9800

                     The Dealer Manager for the Offer is:

                          MORGAN STANLEY DEAN WITTER

                       Morgan Stanley & Co. Incorporated
                              One Financial Place
                           440 South LaSalle Street
                            Chicago, Illinois 60605
                                (312) 706-4448